UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549-1004



                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                (Date of earliest event reported) April 17, 2003


                             INSIGNIA SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)




        Minnesota                       1-13471                 41-1656308
----------------------------          ---------------        -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


6470 Sycamore Court North, Maple Grove, Minnesota                 55369
-------------------------------------------------               ---------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (763)392-6200
                                                   -------------


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          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits


99.1    Press release dated April 17, 2003.



ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION BEING PROVIDED UNDER ITEM 12 AND RELEASE 33-8216 ONLY.)

On April 17, 2003, the registrant issued a press release disclosing financial information regarding the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INSIGNIA SYSTEMS, INC.
                                      ------------------------------------------
                                                    (Registrant)

Date:  April 17, 2003

                                   By            /s/ Denni Jo Lester
                                      ------------------------------------------
                                      (Denni Jo Lester, Chief Financial Officer)








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                                  EXHIBIT INDEX



Ex. No.       Description
-------       -----------

99.1          Press release dated April 17, 2003.













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